                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7154

                  Cohen & Steers Total Return Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

         757 Third Avenue, New York, NY                        10017
    (Address of principal executive offices)                 (Zip code)


                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2002, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(b) (1) Certification, dated as of February 26, 2003, of Robert H. Steers, principal executive officer of the registrant.

(b) (2) Certification, dated as of February 26, 2003, of Martin Cohen, principal financial officer of the registrant.

(b) (3) Certification, dated as of February 26, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b) (4) Certification, dated as of February 26, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By: /s/ Robert H. Steers, Chairman

Date: February 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

Date: February 26, 2003

By: /s/ Martin Cohen, President, Treasurer and principal financial officer

Date: February 26, 2003

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 7, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2002. The net asset value at that date was $13.52. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 0.6%. This compares to the NAREIT Equity REIT Index's(a) total return of 0.4%. For the year ended December 31, 2002, the fund's total return was 7.8%, compared to NAREIT's 3.8%.

    For the third year in a row, REITs produced positive absolute returns in a financial market environment that most equity investors found both challenging and discouraging. Stock market losses over the past three years reached historic proportions as expectations for stronger economic growth and, more importantly, corporate profit growth dimmed continuously throughout the year.

    The best performing REIT sectors were those that experienced the highest earnings growth. Regional mall REITs had a total return of 24.6%, shopping centers were up 17.8%, and the relatively healthy industrial sector rose 17.4%. The worst performers were the office and apartment sectors, which returned
 - 6.3% and - 6.2% respectively. For the second year in a row small capitalization REITs outdistanced larger companies by roughly 9% to 2%, a phenomenon that in our opinion was more the result of declining interest rates than superior fundamentals.

    The fund's best performing investments were in the regional mall sector (27.3%), the shopping center sector (23.6%) and the diversified sector (17.7%). The common theme among these sectors was the continued resilience of the consumer even as the economy continued to weaken throughout the course of the year. Generationally low interest rates translated into a mortgage refinancing boom, putting more money in consumers' pockets, clearly a good sign for the retail industry. Conversely, this same phenomenon had dramatically negative implications for the apartment sector, as home affordability increased and the rate of home ownership reached its highest level in history. As a result, the fund's apartment investments experienced a total return of - 6.7% during the year. However, we maintained an underweight position in the apartment sector during the year, so the fund actually benefited (on a relative basis) from its investment in the apartment sector. Our holdings in the office sector provided a similar relative benefit, although in the case of this underperforming sector, what helped our

---------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1




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--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

performance most was our stock selection, as the fund's office investments generated a total return of 1.6% vs. - 5.4% for the overall office sector.

    While REIT share prices escaped the throes of the bear market for the year as a whole, their fundamentals did not. By year end, prices started catching up with earnings prospects. In the first half of the year, REITs had a 13.5% total return. By midyear, however, fears of a return to recession, a decline in earnings expectations, and the growing threats of war shook even REIT investors' confidence. Toward year end, these fears became justified as vacancy rates began to rise at a significant rate. Deterioration was experienced in all sectors with the exception of retail. Consequently, REIT prices retreated, declining by 13.4% in the four months from July through October. The prospect of a delayed recovery in real estate fundamentals (and therefore, REIT earnings) until as late as 2004 dictated this correction in prices. Throughout the second half of the year, earnings estimates for almost all REITs decayed to the point where a modest decline in REIT industry earnings is expected for 2003.

    For the first time in 10 years, expectations of a decline in earnings also precipitated fears of weakening dividend safety. In fact, two multifamily REITs reduced their dividends in the fourth quarter. It is expected by many that several more such cuts, particularly in the apartment sector, are in the offing this year. Again, the speed with which fundamentals deteriorated for some of these companies was alarming. At year end 2001, REIT free cash flows covered dividends by a ratio of 1.5, whereas by year end 2002 this ratio declined to
1.3. We believe it is unlikely to go much lower and, as a result, any notion of widespread dividend cuts is totally unwarranted in our view. Despite this cyclical downturn, we believe that our portfolio companies are extremely well capitalized, well managed and well positioned for a cyclical recovery.

    In other developments in 2002, net inflows into REIT mutual funds, at $3.4 billion, plus another $2.3 billion in closed-end REIT funds, were the highest since 1998 and were consistent throughout the year. This was in contrast to the persistent flow out of other equity mutual funds. However, despite favorable investor sentiment REITs raised very little equity capital. There was only one sizable initial public offering of note, made by Heritage Property Investment Trust, and $5.8 billion was raised in all other REIT common stock offerings. Even though interest rates reached and remained at generational lows, REITs in aggregate did not borrow more in 2002 than in 2001. We believe this lack of appetite for capital is the result of a shortage of compelling investment opportunities coupled with a strong investment and capital markets discipline. Property prices generally rose throughout the year, the result of the strength of demand for realty investments by those who remained unfazed by moderating rental income growth. This permitted REITs to transact a record volume of property sales while at the same time validating our belief that, in general, REIT stocks continue to trade at discounts to the value of their underlying assets.

INVESTMENT OUTLOOK

    As has been our outlook for the past year, we believe that economic growth will continue at a moderate pace over the coming quarters and well into 2004. With unprecedented fiscal and monetary stimulus already in the

--------------------------------------------------------------------------------
                                       2

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

system, recently introduced additional stimulus, a weakening dollar and the upcoming presidential election in 2004, this case has only grown stronger. Perhaps the largest uncertainties that remain ahead are the war on terror (which will likely last for a long time) and the potential war in Iraq (which, if it happens, could be fairly short). Our sense is that these concerns are already discounted in REIT share prices and perhaps the overall stock market as well. Nonetheless, they will likely increase the popularity of a more conservative, income-oriented approach to investing that emphasizes absolute returns -- an approach that we believe will favor REITs.

    Currently, we face two misperceptions in our industry. The first is that REIT share prices are disconnected from real estate and REIT fundamentals. On the contrary, the previously noted REIT market decline in the second half of last year most likely discounted currently weak fundamentals. We believe that REIT share prices remain connected with net asset values, which have been buoyed by the robust private market. Looking forward, the key to investment success in 2003 will be to accurately project the outlook for profit growth in 2004. Because real estate is an asset class that has considerable visibility, any profit recovery will be evident well in advance. In our opinion, the key factors are economic and job growth, and how they translate into improving health for real estate markets. Just as there was a collapse in demand for space in the past two years, we expect to see an improvement in demand as the economic recovery continues to unfold. Because the supply of new space has been relatively low for many property types, our expectation is that as the year progresses we will see sequential improvement in occupancy rates, rental rates and profits for just about every sector of the REIT industry. If the economy responds as strongly as we expect, real estate fundamentals in some sectors may potentially recover as fast as they deteriorated last year.

    The second misperception is that if stocks do well in 2003, REITs will not. History simply does not corroborate this assertion and the diversification benefits of REITs are extant irrespective of the stock market cycle. Whereas many analysts have tried to predict REIT performance relative to the stock market, we believe that this is simply not an appropriate comparison. In addition, the stock market debacle of the past three years has disillusioned many investors and encouraged greater investment in what are viewed as more predictable asset classes, such as real estate. The continued demand for property investments has stabilized private market values, and there are a growing number of institutional and individual investors seeking to increase their exposure to the real estate asset class. The proven success of the REIT format has attracted much of this capital to the public market. Early estimates indicate that in 2002 REITs garnered over 20% of institutional investor real estate commitments, more than double that in 2001. Real estate values should hold up as long as the economy grows, interest rates do not soar, and the demand for property investment remains strong -- all of which we expect to happen. Finally, with interest rates and total return expectations generally very low, achieving one's investment objective primarily through current income, rather than significant capital appreciation, may well attract even more investors to REITs.

    The persistent strength of real estate prices has left REITs with very limited new investment opportunities in many sectors. One result is that we have seen a return to substantial share buybacks by many REITs. In addition, if REIT share prices languish, we would fully expect that REITs themselves would be targets of opportunistic

--------------------------------------------------------------------------------
                                       3

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

investors. Indeed, toward the close of last year, Simon Property Group, the nation's largest owner of shopping centers, launched a hostile acquisition campaign for Taubman Centers. While the outcome of this contest is still undecided, it is representative of the discounts from asset value at which many public companies today are selling. We believe that for the companies with the best quality properties, anything more than a modest discount from NAV will invite corporate action to close that gap, thereby mitigating a great deal of downside risk.

    In terms of portfolio positioning, we enter 2003 with our largest absolute and relative weighting in the office sector. The major office owners today are among the most undervalued in our universe, with excellent balance sheets that afford them significant financial flexibility. They are selling at the greatest discounts from net asset value, even greater discounts from replacement cost, and have high dividend yields that we believe are adequately covered by cash flows. We are maintaining an underweight position in the apartment sector because of the persistence of new construction despite continually declining demand. It is unlikely that we will change this view until we see a meaningful improvement in the employment picture, preferably coupled with a slowdown in the surge of single-family home ownership. Our expectations for a stronger economy warrant a significant representation in both the regional mall and industrial sectors. We are continuing to avoid the hotel sector until the companies are in a position to begin paying normalized dividends again.

    If there are any lingering doubts about REIT investment characteristics, REITs' performance in 2002 should have laid them to rest. While some investors may be tempted to become 'market timers' in response to the high volatility and poor returns from stocks over the past several years, we believe that they would be much better served by practicing portfolio diversification. The ability of REITs to produce attractive absolute returns -- with the majority of returns coming from income has earned them an important role in many investors' portfolios.

THE TAXATION OF DIVIDENDS

    The centerpiece of the Bush administration's recently announced economic stimulus plan is to eliminate the double taxation of corporate dividends by making them tax-free at the shareholder level. It is a proposal that, depending on how it is adopted, could have wide ranging implications for the financial markets and corporate dividend policies. Although details have not yet been formulated, it is generally believed that REIT dividends would not be eligible for this tax-exempt status because REITs do not pay taxes. It is also generally believed that if REIT dividends remain subject to taxation, REITs would be somewhat less tax-advantaged than they have been historically with respect to some parts of the investor universe.

    Without knowing the final details (such as whether there will be any limitations on this exclusion), which indeed we may not know until a bill is signed into law, it is very difficult to draw any firm conclusions. However, there are a few points worth making. First, this provision would not remove any of the intrinsic advantages that REITs currently enjoy -- it essentially leaves them unchanged. Second is that the majority of shareholders at large, including REIT shareholders, are already tax-exempt. For pension funds, endowments and retirement accounts, as examples, the high dividends of REITs will remain at least as attractive, if not more so, no matter what the tax

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                                       4

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

status is for other securities. And third, we believe the major determinant of all security prices, including those of REITs, will be fundamentals. Thus, whatever the outcome of this tax bill, our primary focus will continue to be the analysis and assessment of real estate fundamentals, and the impact of these fundamentals on REIT share prices.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                       GREG E. BROOKS
                       GREG E. BROOKS
                       Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have recently enhanced both the look and features of our Web site to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                                       5





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                         NUMBER        VALUE       DIVIDEND
                                                       OF SHARES      (NOTE 1)     YIELD(a)
                                                       ----------   ------------   --------
EQUITIES                                      97.33%
  COMMON STOCK                                72.99%
    DIVERSIFIED                                2.23%
         Colonial Properties Trust...................      82,100   $  2,786,474     7.78%
                                                                    ------------
    HEALTH CARE                                8.53%
         Health Care Property Investors..............      82,100      3,144,430     8.67
         Health Care REIT............................      33,500        906,175     8.65
         Nationwide Health Properties................     227,100      3,390,603    12.32
         Ventas......................................     281,700      3,225,465     8.30
                                                                    ------------
                                                                      10,666,673
                                                                    ------------
    INDUSTRIAL                                 4.77%
         First Industrial Realty Trust...............      89,700      2,511,600     9.79
         Keystone Property Trust.....................      89,500      1,518,815     7.66
         ProLogis....................................      76,800      1,931,520     5.65
                                                                    ------------
                                                                       5,961,935
                                                                    ------------
    OFFICE                                    26.30%
         Arden Realty................................     160,000      3,544,000     9.12
         Brandywine Realty Trust.....................     232,900      5,079,549     8.07
         CarrAmerica Realty Corp.....................     126,100      3,158,805     7.98
         Crescent Real Estate Equities Co. ..........     228,400      3,800,576     9.01
         Equity Office Properties Trust..............     159,800      3,991,804     8.01
         Highwoods Properties........................     171,100      3,781,310    10.59
         Mack-Cali Realty Corp.......................     142,800      4,326,840     8.32
         Prentiss Properties Trust...................     141,100      3,990,308     7.92
         Vornado Realty Trust........................      32,600      1,212,720     7.31
                                                                    ------------
                                                                      32,885,912
                                                                    ------------
    OFFICE/INDUSTRIAL                          6.48%
         Kilroy Realty Corp..........................      56,600      1,304,630     8.59
         Liberty Property Trust......................     135,600      4,331,064     7.51
         Reckson Associates Realty
           Corp.--Class B............................     110,000      2,464,000    11.56
                                                                    ------------
                                                                       8,099,694
                                                                    ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers LLP.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 2002

                                                         NUMBER        VALUE       DIVIDEND
                                                       OF SHARES      (NOTE 1)      YIELD
                                                       ----------   ------------   --------
    RESIDENTIAL--APARTMENT                  10.35%
         Apartment Investment & Management
           Co.--Class A..............................      92,900   $  3,481,892     8.75%
         Archstone-Smith Trust.......................      26,800        630,872     7.26
         Camden Property Trust.......................      58,800      1,940,400     7.70
         Gables Residential Trust....................     133,900      3,338,127     9.67
         Home Properties of New York.................      56,400      1,942,980     7.08
         Post Properties.............................      41,200        984,680     7.53
         Summit Properties...........................      35,100        624,780     7.58
                                                                    ------------
                                                                      12,943,731
                                                                    ------------
    SHOPPING CENTER                           14.33%
      COMMUNITY CENTER                         3.57%
         Developers Diversified Realty Corp..........      55,600      1,222,644     6.91
         Federal Realty Investment Trust.............      67,200      1,889,664     6.90
         Kramont Realty Trust........................      46,600        682,690     8.87
         Urstadt Biddle Properties--Class A..........      60,000        664,800     7.58
                                                                    ------------
                                                                       4,459,798
                                                                    ------------
      REGIONAL MALL                           10.76%
         CBL & Associates Properties.................      65,700      2,631,285     6.54
         General Growth Properties...................      36,800      1,913,600     5.54
         Glimcher Realty Trust.......................      66,100      1,173,275    10.82
         Macerich Co.................................     110,500      3,397,875     7.41
         Mills Corp..................................     110,600      3,245,004     7.46
         Taubman Centers.............................      67,500      1,095,525     6.41
                                                                    ------------
                                                                      13,456,564
                                                                    ------------
         TOTAL SHOPPING CENTER.......................                 17,916,362
                                                                    ------------
             TOTAL COMMON STOCK (Identified
                cost--$85,345,280)...................                 91,260,781
                                                                    ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 2002

                                                         NUMBER        VALUE       DIVIDEND
                                                       OF SHARES      (NOTE 1)      YIELD
                                                       ----------   ------------   --------
  PREFERRED STOCK                             24.34%
    DIVERSIFIED                                1.98%
         Colonial Properties Trust, 8.75%,
           Series A..................................      98,800   $  2,471,976     8.75%
                                                                    ------------
    HEALTH CARE                                2.77%
         Nationwide Health Properties, 7.677%,
           Series P..................................      47,000      3,460,375    10.43
                                                                    ------------
    HOTEL                                      0.17%
         FelCor Lodging Trust, 9.00%, Series B.......       4,300        105,780     9.15
         Host Marriott Corp, 10.00%, Series C........       4,000        103,400     9.67
                                                                    ------------
                                                                         209,180
                                                                    ------------
    OFFICE                                     5.81%
         Alexandria Real Estate Equities, 9.10%,
           Series B..................................      13,900        363,068     8.73
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)....................      75,500      1,457,150     8.76
         HRPT Properties Trust, 8.75%, Series B......      52,800      1,348,512     8.57
         Highwoods Properties, 8.625%, Series A......       4,300      4,103,812     9.04
                                                                    ------------
                                                                       7,272,542
                                                                    ------------
    RESIDENTIAL--APARTMENT                     5.61%
         Apartment Investment & Management Co.,
           9.00%, Series C...........................      44,000      1,097,800     9.02
         Apartment Investment & Management Co.,
           8.75%, Series D...........................      10,000        247,500     8.85
         Apartment Investment & Management Co.,
           9.375%, Series G..........................     173,200      4,534,376     8.94
         Apartment Investment & Management Co.,
           10.10%, Series Q..........................      25,000        662,500     9.55
         Apartment Investment & Management Co.,
           10.00%, Series R..........................      18,100        475,125     9.52
                                                                    ------------
                                                                       7,017,301
                                                                    ------------
    SHOPPING CENTER                            8.00%
      COMMUNITY CENTER                         0.03%
         Developers Diversified Realty Corp., 8.60%,
           Series F..................................       1,600         41,280     8.33
                                                                    ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 2002

                                                         NUMBER        VALUE       DIVIDEND
                                                       OF SHARES      (NOTE 1)      YIELD
                                                       ----------   ------------   --------
      REGIONAL MALL                            7.97%
         CBL & Associates Properties, 8.75%,
           Series B..................................      13,000   $    674,700     8.44%
         Crown American Realty Trust, 11.00%,
           Series A..................................      55,400      3,066,390     9.94
         Mills Corp., 9.00%, Series B................      73,800      1,900,350     8.74
         Mills Corp., 9.00%, Series C(a).............      25,000        625,000     9.00
         Ramco-Gershenson Property Trust, 9.50%,
           Series B..................................      11,600        297,540     9.28
         Taubman Centers, 8.30%, Series A............     139,500      3,396,825     8.54
                                                                    ------------
                                                                       9,960,805
                                                                    ------------
         TOTAL SHOPPING CENTER.......................                 10,002,085
                                                                    ------------
             TOTAL PREFERRED STOCK (Identified
                cost--$28,047,721)...................                 30,433,459
                                                                    ------------
             TOTAL EQUITIES (Identified
                cost--$113,393,001)..................                121,694,240
                                                                    ------------
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
CORPORATE BOND                                 0.50%
         Host Marriott, LP, 9.50%, due 01/15/07
           (Identified cost--$600,622)...............  $  600,000        624,750
                                                                    ------------
COMMERCIAL PAPER                               1.61%
         United Bank of Switzerland Financial, 1.13%,
           due 01/02/2003
           (Identified cost--$2,020,937).............   2,021,000      2,020,937
                                                                    ------------
TOTAL INVESTMENTS (Identified
  cost--$116,014,560) ....................... 99.44%                 124,339,927
OTHER ASSETS IN EXCESS OF LIABILITIES ........ 0.56%                     696,421
                                              -----                 ------------
NET ASSETS (Equivalent to $13.52 per share based on
  9,249,159
  shares of capital stock outstanding) ..... 100.00%                $125,036,348
                                             ------                 ------------
                                             ------                 ------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
    Investments in securities, at value (Identified
       cost--$116,014,560) (Note 1).........................  $124,339,927
    Cash....................................................           324
    Dividends and interest receivable.......................       916,692
    Receivable for investment securities sold...............         6,476
    Other assets............................................         4,038
                                                              ------------
         Total Assets.......................................   125,267,457
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............        97,666
    Payable to investment adviser...........................        73,825
    Payable to administrator................................         2,447
    Other liabilities.......................................        57,171
                                                              ------------
         Total Liabilities..................................       231,109
                                                              ------------
NET ASSETS applicable to 9,249,159 shares of $0.001 par
  value common stock
  outstanding (Note 5)......................................  $125,036,348
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($125,036,348[div]9,249,159 shares outstanding).........  $      13.52
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      14.19
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........          4.96%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $113,478,440
    Accumulated net realized gain on investments sold.......     3,232,541
    Net unrealized appreciation on investments..............     8,325,367
                                                              ------------
                                                              $125,036,348
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income (Note 1):
    Dividend income.........................................  $ 9,995,967
    Interest income.........................................       89,810
                                                              -----------
         Total Income.......................................   10,085,777
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      893,595
    Reports to shareholders.................................      100,954
    Professional fees.......................................       64,836
    Directors' fees and expenses (Note 2)...................       40,270
    Administration fees.....................................       27,808
    Custodian fees and expenses.............................       26,890
    Registration fees and filing fees.......................       25,000
    Transfer agent fees and expenses........................       24,960
    Miscellaneous...........................................       23,585
                                                              -----------
         Total Expenses.....................................    1,227,898
                                                              -----------
Net Investment Income.......................................    8,857,879
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................    8,070,085
    Net change in unrealized appreciation on investments....   (7,076,462)
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................      993,623
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $ 9,851,502
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE             FOR THE
                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2002   DECEMBER 31, 2001
                                                   -----------------   -----------------
Change in Net Assets:

    From Operations:

         Net investment income....................   $  8,857,879        $  8,276,158

         Net realized gain/(loss) on
            investments...........................      8,070,085          (2,499,611)

         Net change in unrealized appreciation on
            invesments............................     (7,076,462)         10,660,057
                                                     ------------        ------------

              Net increase in net assets resulting
                from operations...................      9,851,502          16,436,604
                                                     ------------        ------------

    Dividends and Distributions to Shareholders from (Note 1):

         Net investment income....................     (6,959,063)         (6,569,865)

         Net realized gain on investments.........     (1,919,755)                 --

         Tax return of capital....................             --          (1,846,456)
                                                     ------------        ------------

              Total dividends and distributions to
                shareholders......................     (8,878,818)         (8,416,321)
                                                     ------------        ------------

    Capital Stock Transactions (Notes 5 and 6):

         Increase in net assets from shares issued
            in exchange for the net assets of
            Cohen & Steers Realty Income Fund,
            Inc...................................             --          24,638,520
                                                     ------------        ------------

              Total increase in net assets........        972,684          32,658,803

    Net Assets:

         Beginning of year........................    124,063,664          91,404,861
                                                     ------------        ------------

         End of year..............................   $125,036,348        $124,063,664
                                                     ------------        ------------
                                                     ------------        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS
                               DECEMBER 31, 2002

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    2002      2001       2000       1999         1998
--------------------------------                   ------    -------    -------    -------    -----------
Net asset value, beginning of year...............  $13.41    $ 12.35    $ 10.63    $ 12.35    $     17.51
                                                   ------    -------    -------    -------    -----------
Income from investment operations:
    Net investment income........................    0.96       0.97       0.94       1.01           1.17
    Net realized and unrealized gain/(loss) on
      investments................................    0.11       1.08       1.74      (1.74)         (3.36)
                                                   ------    -------    -------    -------    -----------
        Total from investment operations.........    1.07       2.05       2.68      (0.73)         (2.19)
                                                   ------    -------    -------    -------    -----------
Less dividends and distributions to shareholders
  from:
    Net investment income........................   (0.75)     (0.77)     (0.74)     (0.83)         (0.74)
    Net realized gain on investments.............   (0.21)        --         --         --          (2.05)
    Tax return of capital........................      --      (0.22)     (0.22)     (0.16)         (0.18)
                                                   ------    -------    -------    -------    -----------
        Total from dividends and distributions to
          shareholders...........................   (0.96)     (0.99)     (0.96)     (0.99)         (2.97)
                                                   ------    -------    -------    -------    -----------
        Net increase/(decrease) in net assets....    0.11       1.06       1.72      (1.72)         (5.16)
                                                   ------    -------    -------    -------    -----------
Net asset value, end of year.....................  $13.52    $ 13.41    $ 12.35    $ 10.63    $     12.35
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------
Market value, end of year........................  $14.19    $ 13.60    $11.875    $10.625    $     12.81
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------
---------------------------------------------------------------------------------------------------------
Total market value return(a).....................   11.53%     23.34%     21.53%    -10.18%        -12.20%
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------
Total net asset value return(a)..................    7.77%     16.82%     26.17%     -6.77%        -14.21%
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)............  $125.0    $ 124.1    $  91.4    $  78.7    $      91.4
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------
Ratio of expenses to average daily net assets
  (before expense reduction).....................    0.96%      1.18%      1.16%      1.18%          1.14%
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------
Ratio of expenses to average daily net assets
  (net of expense reduction).....................    0.96%      1.18%      1.15%      1.12%          1.12%
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------
Ratio of net investment income to average daily
  net assets
  (before expense reduction).....................    6.94%      7.39%      8.24%      8.61%          7.35%
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------
Ratio of net investment income to average daily
  net assets
  (net of expense reduction).....................    6.94%      7.39%      8.25%      8.67%          7.37%
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------
Portfolio turnover rate..........................      30%        34%        31%        62%            76%
                                                   ------    -------    -------    -------    -----------
                                                   ------    -------    -------    -------    -----------

-------------------

(a) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the year indicated, taking into account dividends as reinvested.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, (the Act) as a closed-end, nondiversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the mean of the current bid and asked prices as reported by Nasdaq, the National Quotations Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the fund on portfolio securities.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the adviser believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the adviser) serves as the investment adviser to the fund, pursuant to an advisory agreement (the advisory agreement). The adviser is responsible for the actual management of the fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the adviser, subject to review by the board of directors and the applicable provisions of the Act. For the services provided pursuant to the advisory agreement, the adviser is entitled to receive a fee, computed daily and payable monthly at an annual rate of 0.70% of the fund's average daily net assets. For the year ended
December 31, 2002, the fund incurred investment advisory fees of $893,595.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the adviser. None of the directors and officers so affiliated received compensation from the fund for their services. Fees and related expenses accrued for nonaffiliated directors totaled $40,270 for the year ended December 31, 2002.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2002, totaled $37,633,899 and $39,526,197, respectively.

NOTE 4. INCOME TAXES

    The fund had no return of capital for the year ended December 31, 2002. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes. The dividends and distributions to shareholders for tax purposes are characterized as follows:

                                   FOR THE YEAR ENDED DECEMBER 31,
                                   -------------------------------
                                       2002               2001
                                       ----               ----
Ordinary income.................    $6,959,063         $6,569,865
Long-term capital gains.........     1,919,755                 --
Tax return of capital...........            --          1,846,456
                                    ----------         ----------
                                    $8,878,818         $8,416,321
                                    ----------         ----------
                                    ----------         ----------

    At December 31, 2002, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $112,782,016
                                                    ------------
Gross unrealized appreciation.....................  $ 15,951,044
Gross unrealized depreciation.....................  $ (4,393,133)
                                                    ------------
Net unrealized appreciation.......................  $ 11,557,911
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts.

    During the year ended December 31, 2002, the fund decreased undistributed net investment income by $1,898,816, decreased paid-in capital by $1,097,345 and increased accumulated net realized gain on investments sold by $2,996,161.

    For the year ended December 31, 2002, the fund utilized capital loss carryovers of $8,292,835, including $1,403,404 acquired upon the acquisition of Cohen & Steers Realty Income Fund, Inc.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE 5. COMMON STOCK

    At December 31, 2002, the fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 9,249,159 shares are outstanding at December 31, 2002. Cohen & Steers Capital Management, Inc. owned 39,441 shares.

NOTE 6. FUND REORGANIZATION

    On June 1, 2001, Cohen & Steers Total Return Realty Fund, Inc., (the 'Acquiring Fund') acquired all of the assets and assumed the liabilities of Cohen & Steers Realty Income Fund, Inc. (the 'Acquired Fund') in a tax-free reorganization approved by each Fund's shareholders. Under the reorganization plan shareholders of the Acquired Fund received shares in the Acquiring Fund in an amount equal to their holdings in the Acquired Fund. Shareholders of the 3,024,603 shares of the Acquired Fund received 1,850,059 shares of the Acquiring Fund in the transaction on May 31, 2001.

    Following is a summary of the net assets and unrealized appreciation as of the reorganization date:

                                  BENEFICIAL                                 NET ASSET   NET UNREALIZED
                                   INTEREST       SHARES                     VALUE PER   APPRECIATION/
                                  OUTSTANDING   OUTSTANDING    NET ASSETS      SHARE     (DEPRECIATION)
                                  -----------   -----------    ----------      -----     --------------
Acquired Fund
    Cohen & Steers Realty Income
       Fund, Inc................   3,024,603            --    $ 24,638,520    $ 8.15      $ 2,486,833
Acquiring Fund
    Cohen & Steers Total Return
       Realty Fund, Inc.........          --     7,399,100    $ 98,539,066    $13.32      $ 9,888,952
Post Reorganization
    Cohen & Steers Total Return
       Realty Fund, Inc.........          --     9,249,159    $123,177,586    $13.32      $12,375,785

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Total Return Realty Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 7, 2003

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS (a)
                 (PERIODS ENDED DECEMBER 31, 2002) (UNAUDITED)

                                SINCE INCEPTION
ONE YEAR       FIVE YEARS          (9/27/93)
--------       ----------       ---------------
7.77%            4.77%               9.53%

-------------------
(a) Based on net asset value.

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change the registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The fund has a Dividend Reinvestment Plan (the plan). Each shareholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by Equiserve Trust Company (the plan agent), as agent for shareholders pursuant to the plan. The plan agent will effect purchases of shares under the plan in the open market. Shareholders who do not participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the plan agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the plan.

    The plan agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The fund will not issue any new shares in connection with the plan.

    Participants in the plan may withdraw from the plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the plan or upon termination of the plan as provided below, certificates for whole shares credited to his or her account under the plan will be issued and a cash payment will be made for any fraction of a share credited to such account, or the plan agent will sell the participant's shares and send the participant the proceeds less a service fee and brokerage commissions.

    The plan agent maintains each shareholder's account in the plan and furnishes written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Shares in the account of each plan participant will be held by the plan agent on behalf of the participant. Proxy material relating to shareholders' meetings of the fund will include those shares purchased as well as shares held pursuant to the plan.

    If shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact the nominee to see if it will participate in the plan on their behalf. If shareholders wish to participate in the plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they should request to reregister shares in their own name, which will enable participation in the plan.

    The plan agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The plan also may be amended or terminated by the plan agent by at least 90 days' written notice to all shareholders of the fund. All correspondence concerning the plan should be directed to the plan agent at Equiserve Trust Company, 150 Royall Street, Canton, MA 02021 (telephone:
800-426-5523).

                               ADDITIONAL INFORMATION

    During the period, there have been no material changes in the fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the fund's charter or by-laws that would delay or prevent a change in control of the fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the fund.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     OVERSEEN
                                                                                                    WITHIN THE
                              POSITION(S) HELD     TERM OF     LENGTH OF   PRINCIPAL OCCUPATION(S)     FUND
  NAME, ADDRESS AND AGE          WITH FUND         OFFICE     TIME SERVED  DURING PAST FIVE YEARS    COMPLEX
--------------------------   ------------------  -----------  -----------  -----------------------  ----------
Robert H. Steers .........   Director, chairman  Until next      Since     Chairman of Cohen &          8
757 Third Avenue               and secretary     election of   inception   Steers Capital
New York, New York                                directors                Management, Inc., the
Age: 49                                                                    fund's investment
                                                                           manager.

Martin Cohen .............       Director,       Until next      Since     President of Cohen &         8
757 Third Avenue               president and     election of   inception   Steers Capital
New York, New York               treasurer        directors                Management, Inc., the
Age: 54                                                                    fund's investment
                                                                           manager.

Gregory C. Clark .........        Director       Until next      Since     Private Investor. Prior      8
99 Jane Street                                   election of   inception   thereto, President of
New York, New York                                directors                Wellspring Management
Age: 55                                                                    Group (investment
                                                                           advisory firm).

Bonnie Cohen .............        Director       Until next     2001 to    Consultant. Prior            8
1824 Phelps Place, N.W.                          election of    present    thereto, Undersecretary
Washington, D.C.                                  directors                of State, United States
Age: 60                                                                    Department of State.

George Grossman ..........        Director       Until next      Since     Attorney-at-law.             8
17 Elm Place                                     election of   inception
Rye, New York                                     directors
Age: 49

Richard J. Norman ........        Director       Until next     2001 to    Private Investor. Prior      8
7520 Hackamore Drive                             election of    present    thereto, Investment
Potomac, Maryland                                 directors                Representative of
Age: 59                                                                    Morgan Stanley Dean
                                                                           Witter.

Willard H. Smith, Jr.  ...        Director       Until next     1996 to    Director. Board member       8
7231 Encelia Drive                               election of    present    of Essex Property
La Jolla, California                              directors                Trust, Inc., Highwoods
Age: 66                                                                    Properties, Inc. and
                                                                           Realty Income
                                                                           Corporation. Managing
                                                                           director at Merrill
                                                                           Lynch & Co., Equity
                                                                           Capital Markets
                                                                           Division from 1983 to
                                                                           1995.

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                                       23

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

       FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN:

           COHEN & STEERS                                         COHEN & STEERS
         EQUITY INCOME FUND                                        REALTY SHARES

IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
A, B, C AND I SHARES AVAILABLE                      REITS
SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

       FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

             COHEN & STEERS                                       COHEN & STEERS
           SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                           HIGHER MINIMUM PURCHASE REQUIRED
                                                           SYMBOL: CSRIX

                   FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                     OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
               1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                          AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       24

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Gregory C. Clark                       FUND ADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110
Director

George Grossman                        TRANSFER AGENT
Director                               Equiserve Trust Company
                                       150 Royall Street
Richard J. Norman                      Canton, MA 02021
Director                               (800) 426-5523

Willard H. Smith Jr.                   LEGAL COUNSEL
Director                               Simpson Thacher & Bartlett
                                       425 Lexington Avenue
Adam Derechin                          New York, NY 10017
Vice president and assistant treasurer

Lawrence B. Stoller                    New York Stock Exchange Symbol: RFI
Assistant secretary                    Web site: cohenandsteers.com

                                       This report is for shareholder information. This is not
                                       a prospectus intended for use in the purchase or sale
                                       of fund shares. Past performance is of course no
                                       guarantee of future results and your investment may
                                       be worth more or less at the time you sell.

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                                       25

                                  COHEN & STEERS
                             ------------------------
                             TOTAL RETURN REALTY FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2002



COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The division sign shall be expressed as................................ [div]
 The section symbol shall be expressed as............................... 'SS'